Summary Prospectus Supplement

April 3, 2020

Morgan Stanley Institutional Fund, Inc.

Supplement dated April 3, 2020 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectuses dated April 30, 2019

Active International Allocation Portfolio
International Advantage Portfolio
International Equity Portfolio
International Real Estate Portfolio (the "Funds")

At a meeting held on March 4-5, 2020, the Board of Directors of the Funds approved the elimination of redemption fees charged by each Fund, effective April 30, 2020. Accordingly, the following change to each Summary Prospectus will become effective on April 30, 2020.

The line item in the "Shareholder Fees" table in the section of each Summary Prospectus titled "Fees and Expenses" relating to each Fund's redemption fee is hereby deleted.

Please retain this supplement for future reference.

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